UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 10, 2006

Senesco Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31326	84-1368850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 George Street, Suite 420, New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 296-8400

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement, Item 3.02 Unregistered Sales of Equity Securities, and Item 8.01 Other Events.

Senesco Technologies, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) and Registration Rights Agreement (the “Registration Rights Agreement”) with institutional and other accredited investors, pursuant to which the Company issued and sold an aggregate of 1,986,306 shares (the “Shares”) of the Company’s restricted common stock at $1.07 per share and warrants (each a “Warrant” and together with the Shares, the “Securities”) to purchase 993,153 shares of the Company’s common stock at $0.125 per warrant share.  The Warrants have a term of five years, are not exercisable until after the six-month anniversary after the date of grant, and have an exercise price equal to $1.18 per share.

The private placement closed on October 11, 2006.  The Company received gross proceeds equal to $2,249,491.

H.C. Wainwright & Co., Inc. (the “Placement Agent”) acted as the placement agent for this private placement pursuant to the terms of a placement agent agreement (the “Placement Agent Agreement”).  The Placement Agent is entitled to receive 7% of the gross proceeds from investors introduced by the Placement Agent and 3% of the gross proceeds from investors introduced by the Company.  The actual Placement Agent fee amounted to 3.6% of the gross proceeds of the private placement, and warrants to purchase shares of common stock equal to 7% of the Shares so issued in the private placement.

The Securities sold in this private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.  In accordance with the terms of the Registration Rights Agreement, the Company has agreed to file a resale registration statement on Form S-3 within 30 days of the closing date to register, pursuant to the Securities Act, the Shares and shares of the Company’s common stock underlying the Warrants, acquired by the investors.

A complete copy of each of the form of Warrant, the Securities Purchase Agreement, Registration Rights Agreement and the Placement Agent Agreement were filed as exhibits to the Company’s Form 10-K for the year ended June 30, 2006 (the “Form 10-K”), and such exhibits are incorporated herein by reference.  The related press release of the Company is filed herewith as Exhibit 99.1 and is incorporated herein by reference. The foregoing descriptions of: (i) the Warrant, (ii) the Securities Purchase Agreement; (iii) the Registration Rights Agreement; (iv) the Placement Agent Agreement; and (v) the press release and any other documents or filings referenced herein are qualified in their entirety by reference to such exhibits, documents or filings.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant issued to certain accredited investors (incorporated by reference into the Company’s Form 10-K for the year ended June 30, 2006, filed on October 13, 2006).

10.1

Form of Securities Purchase Agreement by and between the Company and certain accredited investors (incorporated by reference into the Company’s Form 10-K for the year ended June 30, 2006, filed on October 13, 2006).

10.2

Form of Registration Rights Agreement by and between the Company and certain accredited investors (incorporated by reference into the Company’s Form 10-K for the year ended June 30, 2006, filed on October 13, 2006).

10.3

Placement Agent Agreement by and between the Company and H.C. Wainwright & Co. Inc. (incorporated by reference into the Company’s Form 10-K for the year ended June 30, 2006, filed on October 13, 2006).

99.1	Press Release of the Company dated October 11, 2006 (filed herewith).

99.2	Press Release of the Company dated October 13, 2006 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENESCO TECHNOLOGIES, INC.

Dated: October 16, 2006	By:	/s/ Bruce Galton
		Name:	Bruce Galton
		Title:	President and Chief Executive Officer